EXHIBIT 23.4
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statement on Form S-3 (File No. 333-3314) of Mariner Health Group, Inc. of our report dated March 31, 1995 on our audits of the financial statements of Convalescent Services, Inc. and Affiliates. We also consent to the reference to our firm under the caption "Experts".



                                                  /s/  Coopers & Lybrand L.L.P.



Boston, Massachusetts
February 13, 1997